UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
 FORM 8-K/A
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 29, 2012
__________________________________________________________________________
FMC CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________________________________

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
__________________________________________________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 29, 2012, FMC Corporation issued a press release announcing the financial results for the three and nine months ended September 30, 2012. A copy of the press release was attached as Exhibit 99.1 to the Current Report on Form 8-K furnished to the Securities and Exchange Commission on that date.

As previously announced, due to the effects of Hurricane Sandy and its impact on the Philadelphia area, FMC cancelled its third quarter 2012 earnings conference call, previously scheduled for October 30, 2012, at 11:00 a.m. ET.  In order to provide FMC's stockholders and the investment marketplace with the information that would have been discussed on the earnings conference call, FMC provided its third quarter earnings webcast conference call script and its 2012 Outlook Statement on its website, www.FMC.com, on October 29, 2012.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is FMC's third quarter earnings webcast conference call script along with supplemental commentary based on questions received from analysts which is attached as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1    Conference Call Script
99.2    Supplemental Commentary

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ PAUL GRAVES
Paul Graves Executive Vice President and Chief Financial Officer
Date: October 31, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Conference Call Script

99.2	Supplemental Commentary